Prepayment and Other Current Assets (Tables)	12 Months Ended
Dec. 31, 2019
Prepayment and Other Current Assets
Schedule of prepayment and other current assets

	As of December 31,
	2018	2019
	RMB	RMB
Prepayments for services	22,465	20,481
Interest receivable	2,426	19,381
Prepaid rental and other deposits	22,120	13,404
Receivable from depositary bank(1)	—	7,493
Receivable related to exercise of share options	—	6,420
VAT receivables	2,118	397
Staff advances	656	16
Others	451	36
Total	50,236	67,628

(1) In 2019, the Company entered an agreement with depositary bank, which entitled the Company to receive RMB22,106 (US$3,244) as reimbursement for certain costs and expenses of depositary fees upon the completion of IPO. Such reimbursement was recorded as Others, net in the consolidated statements of comprehensive income for the year ended December 31, 2019. As of December 31, 2019, the receivable balance was RMB7,493.